Exhibit 10.1

AMENDMENT TO SPONSOR SUPPORT AGREEMENT

This AMENDMENT TO SPONSOR SUPPORT AGREEMENT, dated as of April 30, 2021 (this “Amendment”), is made and entered into by and among (i) CF Finance Acquisition Corp. III, a Delaware corporation (“Acquiror”), (ii) CF Finance Holdings III, LLC, a Delaware limited liability company (“Sponsor”), and (iii) AEye, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein but not defined shall have the meanings specified in the Sponsor Support Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, on February 17, 2021, Acquiror, Sponsor and the Company entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”);

WHEREAS, concurrently herewith, Acquiror, Merger Sub and the Company are entering into an Amendment to Merger Agreement (the “Merger Agreement Amendment”); and

WHEREAS, in accordance with Section 5(f) of the Sponsor Support Agreement, Acquiror, Sponsor and the Company desire to amend the Sponsor Support Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Merger Agreement Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Exercise of Deadline Date Extension. A new Section 6 is hereby added to the Sponsor Support Agreement to read in its entirety as follows:

Section 6 Extension of Deadline Date. Notwithstanding anything to the contrary set forth in this Agreement, the Merger Agreement or the Insider Letter:

(a) By execution of this Amendment, Sponsor hereby provides its written notice to Acquiror of its election to, and agrees for the benefit of Acquiror and the Company, to take all such other action as may be necessary to, extend the period of time for the Company to consummate a Business Combination by (i) four (4) months to September 17, 2021 (the “First Extension”) and (ii) if the Merger has not then been consummated in accordance with the provisions of the Merger Agreement, another four (4) months to January 17, 2022 (the “Second Extension”), in each case, in accordance with Section 9.1(c) of the Acquiror Charter and the provisions of the Trust Agreement.

(b) Without limiting the provisions of Section 6(a), Sponsor (or its Affiliate or permitted designee) shall (i) deposit into the Trust Account $2,300,000 on or prior to the date hereof in connection with the First Extension, and (ii) if the Merger has not been consummated in accordance with the provisions of the Merger Agreement, deposit into the Trust Account $2,300,000 on or prior to September 17, 2021 in connection with the Second Extension, in each case, in exchange for a non-interest bearing, unsecured promissory note in such amount issued by Acquiror and payable upon consummation of a Business Combination.

SECTION 2. Miscellaneous.

(a) Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Sponsor Support Agreement are and shall continue to be in full force and effect in accordance with their respective terms.

(b) References to the Sponsor Support Agreement. After the date of this Amendment, all references to “this Agreement,” “the transactions contemplated by this Agreement,” “the Sponsor Support Agreement” and phrases of similar import, shall refer to the Sponsor Support Agreement as amended by this Amendment (it being understood that all references to “the date hereof” or “the date of this Agreement” shall continue to refer to February 17, 2021).

(c) Other Miscellaneous Terms. The provisions of Section 5 (General) of the Sponsor Support Agreement shall apply mutatis mutandis to this Amendment, and to the Sponsor Support Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to Sponsor Support Agreement to be executed as of the first date above written.

ACQUIROR:

CF Finance Acquisition Corp. III,
a Delaware corporation

By:
Name:
Title:

SPONSOR:

CF Finance Holdings III, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Project Meliora – Signature Page to Amendment to Sponsor Support Agreement by and among CF Finance Acquisition Corp. III, CF Finance Holdings III, LLC and AEye, Inc.]

IN WITNESS WHEREOF, the parties have caused this Amendment to Sponsor Support Agreement to be executed as of the first date above written.

COMPANY:

AEye, Inc.,
a Delaware corporation

By:
Name:
Title:

[Project Meliora – Signature Page to Amendment to Sponsor Support Agreement by and among CF Finance Acquisition Corp. III, CF Finance Holdings III, LLC and AEye, Inc.]